UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 24, 2009 (March 24, 2009)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR  230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On March 24, 2009, Stephen C. Tobias, Vice Chairman and Chief Operating Officer of Norfolk Southern Corporation, announced his retirement effective March 31, 2009.  Mark D. Manion, currently Executive Vice President Operations, will become Executive Vice President and Chief Operating Officer effective April 1, 2009.  Norfolk Southern issued a Press Release announcing this action on March 24, 2009, a copy of which is attached hereto as Exhibit 99.1.

            Mr. Manion, 56, has been employed by Norfolk Southern since 1975 and he has served in his present position since October 1, 2004.  Prior thereto, he served as Senior Vice President - Transportation Operations from December 1, 2003 to October 1, 2004 and before that served as Vice President - Transportation Services and Mechanical.

            Also effective April 1, 2009, Marta R. Stewart, currently Norfolk Southern's Vice President and Controller, will become Vice President and Treasurer, replacing William J. Romig who will retire effective March 31, 2009.  C.H. "Jake" Allison, Jr., currently Assistant Vice President Corporate Accounting, will become Vice President and Controller effective April 1, 2009.

            Mr. Allison, 45, has been employed by Norfolk Southern since 1993 and has served as Assistant Vice President Corporate Accounting since February 2008.  Prior thereto he served as Assistant Vice President Accounting Operations from July 2006 to February  2008 and Assistant Vice President Strategic Sourcing from November 2001 to July 2006.  Norfolk Southern issued a Press Release announcing this action on March 24, 2009, a copy of which is attached hereto as Exhibit 99.2.

            Norfolk Southern confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there is no family relationship between either Mr. Manion or Mr. Allison and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between either Mr. Manion or Mr. Allison and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between either Mr. Manion or Mr. Allison and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.  No material plan, contract or arrangement (whether or not written) to which either Mr. Manion or Mr. Allison is a party or a participant was entered into or materially amended in connection with their assuming the duties set forth above, and neither Mr. Manion nor Mr. Allison received any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 9.01.       Financial Statements and Exhibits.

(d)        Exhibits

            The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1 99.2	Press Release dated March 24, 2009. Press Release dated March 24, 2009.

                                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            _________________________________

                                                            Name:  Howard D. McFadden
                                                            Title:     Corporate Secretary

Date:    March 24, 2009

                                                           EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2	Press Release dated March 24, 2009. Press Release dated March 24, 2009.